UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2023

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders (the “Annual Meeting”) of Commerce Bancshares, Inc. (the “Company”) held on April 19, 2023, the Company's shareholders approved the Commerce Bancshares, Inc. Equity Incentive Plan, as amended and restated (the “Equity Plan”). The amended and restated version of the Equity Plan (a) increased to 6,000,000 shares of common stock that may be issued under the Equity Plan; (b) extended the term of the Equity Plan to April 19, 2033; (c) updated the list of performance-based metrics that can be used with respect to performance-based awards; (d) updated the Equity Plan for changes of applicable tax laws; and (e) made other minor changes. The Company's Board of Directors previously approved the Equity Plan, subject to such shareholder approval. The Company's executive officers are eligible to participate in the Equity Plan.

In addition, the Company’s Board of Directors had previously approved, subject to shareholder approval of the Equity Plan, an amended and restated Executive Incentive Compensation Plan (“EICP”). The EICP allows participants to voluntarily elect to defer a portion of their annual cash incentive award and, therefore, defer income tax on their awards. Participants may also elect to have their deferred awards deemed to be invested in a Company stock fund and delivered in shares of Common Stock at the time of payment. The EICP was amended to update the list of performance-metrics that can be used with respect to the EICP and also provide that all shares of common stock that may be issuable under the EICP be issuable pursuant to the Equity Plan.

A summary of the Equity Plan and the EICP is set forth under the heading “Proposal Six - Approval of Amendment and Restatement of the Commerce Bancshares, Inc. Equity Incentive Plan” in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 10, 2023, which summary is incorporated herein by reference. A copy of both the amended and restated Equity Incentive Plan and the Executive Incentive Compensation Plan are included as exhibits in this filing and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on April 19, 2023. As of the record date, there were a total of 125,099,207 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 109,111,842 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)Election of four directors to the 2026 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Blackford F. Brauer	89,923,906	988,464	18,199,472
W. Kyle Chapman	89,169,296	1,743,074	18,199,472
Karen L. Daniel	88,831,687	2,080,683	18,199,472
David W. Kemper	80,545,386	10,366,984	18,199,472

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2026 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Terry D. Bassham, Earl H. Devanny, III, June McAllister Fowler, John W. Kemper, Jonathan M. Kemper, Benjamin F. Rassieur, III, Todd R. Schnuck, Christine B. Taylor, and Kimberly G. Walker.

(2)Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
106,575,046	2,168,461	368,335	—

Based on the votes set forth above, the appointment of KPMG LLP as the Company's independent registered public accounting firm to serve for 2023 was duly ratified by the shareholders.

(3)Advisory approval of the Company’s executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The "Say on Pay" proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
83,536,386	6,913,442	462,542	18,199,472

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

(4)Advisory, non-binding approval of the Company's frequency of shareholder votes on "Say on Pay" executive compensation in its proxy materials for future annual shareholder meetings or other meetings of shareholders at which directors will be elected. This proposal, commonly referred to as "Say on Pay Frequency", is required by Section 14A of the Securities and Exchange Act. Shareholders may vote for a frequency of "Say on Pay" votes of one, two or three years or may abstain from voting. The "Say on Pay Frequency" proposal received the following votes:

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
88,154,816	285,364	2,036,147	436,043	18,199,472

Based on the votes set forth above, the non-binding proposal to approve the "Say on Pay" each year received the most votes.

In accordance with the recommendation of the Board of Directors, the Company's shareholders recommended, by advisory vote, a one year frequency of future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on Named Executive Officer compensation will be held annually until the next required advisory vote on the frequency of shareholder votes on the compensation of executives, which the Company expects to hold no later than at its 2029 Annual Meeting.

(5)    Approval of the amendment of the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 140,000,000 to 190,000,000. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
106,638,810	1,983,978	489,054	—

Based on the votes set forth above, the proposal to amend the Articles of Incorporation was approved.

(6)    Approval of the amendment and restatement of the Commerce Bancshares, Inc. Equity Incentive Plan to extend the term of the plan and to increase the number of shares of Common Stock available for issuance to a total of 6,000,000 shares. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
86,241,817	4,085,812	584,741	18,199,472

Based on the votes set forth above, the proposal to amend and restate the Equity Plan was approved.

Exhibits
10.1    Commerce Bancshares, Inc. Equity Incentive Plan
10.2    Commerce Bancshares, Inc. Executive Incentive Compensation Plan
104    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: April 25, 2023